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                                                                    Exhibit 99.1

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


         I, Edward T. Whelan, Chief Executive Officer of Military Resale Group, Inc. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of Amendment No. 1 to the Quarterly Report on Form 10-QSB/A for the quarterly period ended March 31, 2003 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                          By: /s/ Edward T. Whelan
                                          ------------------------------
                                          Name: Edward T. Whelan
                                          Title: Chief Executive Officer

June 17, 2003

-------------------------

A signed original of this written statement required by Section 906 has been provided to Military Resale Group, Inc. and will be retained by Military Resale Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



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